UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2016

CORBUS PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2016, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) entered into amendments to employment agreements with certain of the Company’s executive officers, Yuval Cohen, Ph.D., Chief Executive Officer; Sean Moran, Chief Financial Officer; and Mark Tepper, Ph.D., President and Chief Scientific Officer.  Also on April 11, 2016, the Company entered into an employment agreement with Barbara White, M.D., Chief Medical Officer.

The amendment to the employment agreement by and between Dr. Cohen and the Company extends the term of his employment agreement for an additional two-year period, set to expire on April 11, 2018. The amendment reflects changes to Dr. Cohen’s compensation for fiscal 2016 that were previously approved by the Company’s Compensation Committee and effective as of January 1, 2016 and were previously disclosed in a Current Report on Form 8-K filed by the Company on January 11, 2016 (the “Form 8-K”).  Pursuant to the terms of the amendment, Dr. Cohen will receive an annual base salary of $370,000 for fiscal year 2016 and is eligible to receive an annual bonus for fiscal year 2016 targeted up to 50% of his base salary which may be adjusted by the Company’s Board of Directors (the “Board”) based on his individual performance and the Company’s performance as a whole. Dr. Cohen’s annual base salary and targeted annual bonus may be adjusted annually by the Board.

The amendment to the employment agreement by and between Dr. Tepper and the Company extends the term of his employment agreement for an additional two-year period, set to expire on April 11, 2018. The amendment reflects changes to Dr. Tepper’s compensation for fiscal 2016 that were previously approved by the Company’s Compensation Committee and effective as of January 1, 2016 and were previously disclosed in the Form 8-K.  Pursuant to the terms of the amendment, Dr. Tepper will receive an annual base salary of $320,000 for fiscal year 2016 and is eligible to receive an annual bonus for fiscal year 2016 targeted up to 45% of his base salary which may be adjusted by the Board based on his individual performance and the Company’s performance as a whole. Dr. Tepper’s annual base salary and his targeted annual bonus may be adjusted annually by the Board.

The amendment to the employment agreement by and between Mr. Moran and the Company, as amended, provides for a two-year term of employment, set to expire on April 11, 2018.  The amendment reflects changes to Mr. Moran’s compensation for fiscal 2016 that were previously approved by the Company’s Compensation Committee and effective as of January 1, 2016 and were previously disclosed in the Form 8-K.  Pursuant to the terms of the amendment, Mr. Moran will receive an annual base salary of $305,000 for fiscal year 2016 and is eligible to receive an annual bonus for fiscal year 2016 targeted up to 40% of his base salary which may be adjusted by the Board based on his individual performance and the Company’s performance as a whole. Mr. Moran’s annual base salary and targeted annual bonus may be adjusted annually by the Board.  In addition, pursuant to the terms of the amendment, if the Company terminates Mr. Moran’s employment without cause or he terminates his employment for good reason, the Company is required to pay him as severance in an amount  equal to twelve months of his base salary plus reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release and continuing compliance with covenants.

On April 11, 2016, the Company entered an employment agreement with Dr. White which is effective for a period of two years from the date thereof, set to expire on April 11, 2018. Dr. White’s employment agreement includes the base salary and bonus that was previously disclosed in the Form 8-K and provides for her to serve as Chief Medical Officer and provides for an annual base salary of $345,000 for fiscal year 2016. In addition, Dr. White is eligible to receive an annual bonus for fiscal year 2016, which is targeted at up to 40% of her base salary which may be adjusted by the Board based on her individual performance and the Company’s performance as a whole. Dr. White’s annual base salary and annual bonus figures were effective as of January 1, 2016. Dr. White’s annual base salary and her targeted annual bonus may be adjusted annually by the Board. Dr. White is subject to non-compete and non-solicitation provisions, which apply during the term of her employment and for a period of twelve months following termination of her employment. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If the Company terminates Dr. White’s employment without cause or she terminates her employment for good reason during the term of the employment agreement, the Company is required to pay her as severance twelve months of her base salary plus reimbursement of the cost of COBRA coverage (or the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and she may be paid a pro-rated bonus, each subject to her timely execution of a general release and continuing compliance with covenants. Dr. White’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put her in a better after-tax position after taking into account any excise tax she may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or her subsequent termination of employment.

The foregoing is a summary of the material terms of the amendments and the employment agreement and does not purport to be complete. A copy of each of the amendments to Dr. Cohen’s, Dr. Tepper’s and Mr. Moran’s employment agreement and Dr. White’s employment agreement is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)   The following exhibits are furnished with this report:

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Yuval Cohen, dated April 11, 2016.

10.2	Amendment No. 1 to Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Mark Tepper, dated April 11, 2016.

10.3	Amendment No. 1 to Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Sean Moran, dated April 11, 2016.

10.4	Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Barbara White, dated April 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: April 15, 2016	By:	/s/ Yuval Cohen
Name: Yuval Cohen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Yuval Cohen, dated April 11, 2016.

10.2	Amendment No. 1 to Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Mark Tepper, dated April 11, 2016.

10.3	Amendment No. 1 to Amended and Restated Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Sean Moran, dated April 11, 2016.

10.4	Employment Agreement between Corbus Pharmaceuticals Holdings, Inc. and Barbara White, dated April 11, 2016.